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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 20, 2004


                             CORUS BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)


                          Commission File Number 0-6136


           Minnesota                                        41-0823592
 (State or other jurisdiction                            (I.R.S. Employer
       of incorporation)                                Identification No.)

 3959 N. Lincoln Ave., Chicago, Illinois                      60613
(Address of principal executive offices)                    (Zip Code)


                                 (773) 832-3088
                         (Registrant's telephone number)



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                             CORUS BANKSHARES, INC.



ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    99        Quarterly Earnings Release of Corus Bankshares dated January 20,
              2004*

              * This Exhibit 99 is furnished pursuant to item 12, and is not deemed filed in accordance with Item 7.


ITEM 12: DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION


The following information is being provided under Item 12 of this Current Report on Form 8-K. On January 20, 2004, Corus Bankshares, Inc. publicly released information regarding the Company's financial condition and results of operations for the quarter and year-to-date periods ended December 31, 2003.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             CORUS BANKSHARES, INC.
                                                 (Registrant)



January 20, 2004                             By:  /s/ Michael E. Dulberg
                                                 -----------------------
                                             Michael E. Dulberg
                                             Senior Vice President and Chief
                                             Accounting Officer

                                             (Principal Accounting Officer and
                                              duly authorized Officer of
                                              Registrant)